As filed with the Securities and Exchange Commission on January 27, 2011
File Nos. 33-95026, 811-9060

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 20	☑

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 21

HOLLAND SERIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)
375 Park Avenue
New York, New York 10152
(Address of Principal Executive Offices)
Registrant’s Telephone Number: (800) 304-6552

MICHAEL HOLLAND, President and Treasurer
Holland Series Fund, Inc.
375 Park Avenue
New York, New York 10152

(Name and Address of Agent for Service)
Copies to:
Timothy Diggins, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199

     It is proposed that this filing will become effective (check appropriate box)
☑ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on January 28, 2010 pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485.
Registrant has registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant completed its fiscal year ended September 30, 2011, and filed the notice under Rule 24f-2 on December 23, 2011 for such fiscal year.

HOLLAND BALANCED FUND Prospectus

Prospectus

Holland Balanced Fund

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

January 27, 2012
(trading symbol HOLBX)

A Summary of the Fund

Investment Objective

The objective of the Holland Balanced Fund (the “Fund”) is to provide a high total investment return.

Fee and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Holland Balanced Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.12%
Total Annual Fund Operating
Expenses	1.87%

Example

This example is intended to help you compare the cost of investing in the Holland Balanced Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows, whether or not you redeem your shares:

1 Year	3 Years	5 Years	10 Years

$192	$593	$1,019	$2,206

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30.00% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective through a combined portfolio of equities such as corporate common stocks, and investment grade fixed-income securities such as U.S. Government securities and treasury inflation-protected securities (“TIPS”). The total investment return is a combination of, among other things, 1) income from interest and dividends on securities owned by the Fund, and 2) capital gains and losses on securities owned by the Fund. In seeking this objective, Holland & Company, LLC, the Fund’s investment adviser (the “Adviser”), gives consideration to risk and volatility. Under ordinary market conditions, the Fund will invest at least 50% of its total assets in equity securities, at least 25% of its total assets in investment grade fixed-income securities, and may invest up to 25% of its total assets in high-quality money market securities. However, the Adviser has discretion to determine the proportion of the Fund’s portfolio that will be invested in equities and fixed-income securities at any given time depending on the Adviser’s perception of existing and anticipated market and economic conditions. The Adviser seeks to identify securities that it believes have been fundamentally mispriced by the market and which have relatively low inherent investment risk.

Principal Risks

When you redeem your shares of the Fund, they could be worth less than what you paid for them and you could lose money.

The Fund is subject to the following principal risks:

•	Stock Market Volatility: The value of equity securities fluctuates in response to issuer, political, market and economic developments. Equity prices can fluctuate dramatically in response to these developments. These developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

•	Risks of Investing in Fixed-Income Securities: Investments in fixed-income securities are subject to several significant risks. These include:

•	Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

•	Income Risk. To the extent the Fund’s income is based on short-term interest rates, which may fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates.

•	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

•	Dependence on a Certain Individual: Michael Holland is primarily responsible for the day-to-day management of the Fund’s portfolio. The loss of Michael Holland’s services (due to termination of employment, death, disability or otherwise) could adversely affect the conduct of the Fund’s business and its prospects for the future. There can be no assurance that a suitable replacement for Michael Holland could be found.

Performance

Performance and Volatility

The bar chart below shows the performance of the Fund during the last ten years. The chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The information in the table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with the Standard & Poor’s 500 Index and an average of the performance of similar funds and other indices over various periods of time. Please keep in mind that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thehollandfund.com or by calling 1-800-30-HOLLAND.

BAR CHART

Total Return for the Period Ended December 31*

2001	-6.41
2002	-10.32
2003	14.14
2004	3.38
2005	1.80
2006	11.59
2007	5.66
2008	-20.36
2009	17.76
2010	7.20
2011	3.85

*	The Fund’s fiscal year end is September 30. For the fiscal quarter ended December 31, 2011, the Fund returned 8.33%.

During the period shown in the bar chart, the highest return for a quarter was 10.01% (quarter ended September 30, 2009) and the lowest return for a quarter was (14.87)% (quarter ended December 31, 2008).

Performance Comparison Table

Average Annual Total Return (for the period ended December 31, 2011)

The Fund’s after-tax returns listed below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Additionally, actual after-tax returns depend on an investor’s tax situation and may differ from those shown below, and after-tax returns shown below are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.

	Average Annual Total Returns
	Past	Past	Past	Since
	1 Year	5 Years	10 Years	Inception

Holland Balanced Fund
Return Before Taxes	3.85%	1.98%	2.86%	5.20%
Return After Taxes on Distributions	2.99%	1.13%	2.14%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares	3.48%	1.41%	2.18%	4.22%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)	0.74%	1.80%	4.13%	6.04%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	5.59%	(2.15)%	1.03%	4.90%
90 Day U.S. Treasury Bill (reflects no deduction for fees, expenses or taxes)	0.04%	1.44%	1.79%	2.99%

Investment Adviser

Holland & Company LLC.

Portfolio Manager

Michael Holland, Chairman of Holland & Company LLC, manages the Fund’s portfolio; Mr. Holland has served as manager since the Fund’s inception.

Purchase and Sale of Fund Shares

The minimum initial investment is $1,000. The minimum subsequent investment is $500 (or $50 under the Automatic Investment Plan). You may redeem shares of the Fund on any business day (days when the New York Stock Exchange is open for business) through a selling group member or directly from the Fund by contacting the Fund in writing (c/o Holland Balanced Fund, P.O. Box 44183, Denver, CO 80202) or by telephone (1-800-30-HOLLAND). You generally buy and redeem shares at the Fund’s next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains or a combination of the two, unless you are investing through a tax-deferred arrangement, such as an individual retirement account.

More About the Fund—
Investment Details

Investment Details of the Holland Balanced Fund

This section provides additional information regarding the Fund’s principal investment strategies, investments and risks.

Investment Objective

The Fund seeks to provide a high total investment return. In seeking this objective, the Adviser gives consideration to risk and volatility.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities. Under ordinary market conditions, the Fund will invest at least 50% of its total assets in equity securities, at least 25% of its total assets in investment grade fixed-income securities, including U.S. Government securities of any maturity, and may invest up to 25% of its total assets in high-quality money market securities. However, the Adviser has discretion to determine the proportion of the Fund’s portfolio that will be invested in such equity and fixed-income securities at any given time depending on the Adviser’s perception of existing and anticipated market and economic conditions.

A key component of the Adviser’s approach is seeking to identify securities that the Adviser believes have been fundamentally mispriced by investor sentiment or other market forces. The Adviser identifies such opportunities as those in which earnings and profitability outlooks exceed the market’s expectations. Where the Adviser believes such opportunities exist, the Fund’s assets will be positioned in an effort to produce long-term price performance. The Adviser seeks to make the Fund tax efficient by offsetting portfolio gains with losses when such action is consistent with the Fund’s primary investment objective.

Principal Investments

The Fund may invest in equity securities and fixed-income securities. Equity securities consist of common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase rights, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of depositary receipts. Most of the equity securities purchased by the Fund are expected to be traded on a domestic or international stock exchange or in an over-the-counter market. Fixed-income securities in which the Fund may invest consist of U.S. Government securities (which may not be backed by the full faith and credit of the U.S. Government), TIPS, U.S. and non-U.S. corporate fixed-income obligations and sovereign fixed-income obligations issued by governments and governmental entities, including supranational organizations such as the World Bank. The Adviser will have discretion to invest in the full range of maturities of fixed-income securities. The Fund will invest only in instruments which are rated Aa or better by Moody’s Investors Services, Inc. or AA or better by Standard & Poor’s Corporation, or which are determined by the Adviser to be of quality comparable to instruments so rated.

Comparison Indices

The Lipper Balanced Fund Index tracks funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

The Standard & Poor’s 500 Index (the “S&P 500”) is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500 is unmanaged and does not reflect the actual cost of investing in the instruments that comprise the index.

The 90-Day U.S. Treasury Bill Index is an unmanaged index that measures the average return on three month U.S. Treasury Bills.

More Information About Risks

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments and factors relating specifically to issuers of the securities held by the Fund. The direction and extent of those price changes will be affected by, among other things, the financial condition, industry and economic sector, and geographic location of the companies in which the Fund invests, and the Fund’s level of investment in the securities of those companies. When you redeem your shares of the Fund, they could be worth less than what you paid for them.

The Fund’s Statement of Additional Information (“SAI”) includes additional information regarding the risks associated with the Fund’s investments.

The following factors may significantly affect the Fund’s performance. The sections entitled “Market Volatility” and “Risks of Investing in Fixed-Income Securities” describe principal risks of the Fund. The other factors set forth below are not considered principal risks for the Fund. The following discussion is intended to supplement the discussion of risk in the section entitled “A Summary of the Fund—Principal Risks.”

Volatility

Market Risk.  Stock and bond markets are volatile, and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see “Issuer-Specific Risk” and “Risks of Investing in Fixed-Income Securities” below). Consequently, the value of your investment in the Fund will increase and decrease, which means that you could lose money.

Issuer-Specific Risk.  The price of an individual security or a particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, distribution difficulties or the loss of key management personnel. There is also a risk that the price of a security may never reach a level that the Adviser believes is representative of its full value or that it may go down in price.

Risks of Investing in Fixed-Income Securities

Interest Rate Changes.  There is a chance that fixed-income security prices overall will decline over short or even long periods due to rising interest rates. In general, interest rate risk should be lower for shorter-term fixed-income securities and higher for longer-term fixed-income securities. High-quality corporate and U.S. Government fixed-income securities are not immune to interest rate risk.

Income Risk.  There is a chance that the Fund’s income from fixed-income securities—and thus its total return—will decline due to falling interest rates. Income risk is generally higher for short-term bonds and lower for long-term bonds, because in an environment of falling interest rates as bonds mature the Fund may be forced to reinvest in lower-yielding securities.

Credit Risk.  There is a chance that an issuer of a fixed-income security will fail to make timely payments of interest or principal. The Fund attempts to minimize this risk by investing in securities considered investment grade at the time of purchase. However, even investment grade securities are subject to some credit risk. Changes in economic conditions or other circumstances can lead to a weakened capability to make principal and interest payments. If an issuer of a fixed-income security fails to make timely payments, it could affect the Fund’s performance and the Fund might not achieve its investment objective.

Defensive Strategies

In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund’s assets in cash or high-quality money market securities. If the Adviser does so, it could affect the Fund’s performance and the Fund might not achieve its investment objective.

Risks of Foreign Securities

Although the Adviser currently does not intend to emphasize foreign securities in the Fund, it reserves the right to invest as much as one-third of the Fund’s total assets in foreign securities. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.

Portfolio Manager

Michael Holland is the portfolio manager for the Fund. Mr. Holland’s money management and entrepreneurial skills have been employed on behalf of a number of leading asset management and investment banking companies.

At The Blackstone Group from January 1994 through June 1995, Mr. Holland was a General Partner and Chief Executive Officer of Blackstone Alternative Asset Management, where he supervised the management of the firm’s partnership investment fund. Prior to that, Mr. Holland served as Vice Chairman at Oppenheimer & Co., from March 1992 through January 1994, where he helped launch and manage a number of closed-end mutual funds.

From 1989 to 1992, Mr. Holland was Chairman and Chief Executive Officer of Salomon Brothers Asset Management Inc. Before that he was President and Chief Executive Officer of First Boston Asset Management Corporation, where client assets grew to approximately $6 billion under his leadership.

A graduate of Harvard College and Columbia University Graduate School of Business Administration, Mr. Holland began his career at J.P. Morgan & Co. in 1968.

Mr. Holland makes frequent appearances on television programs such as CNN, Bloomberg Business News and CNBC.

Additional information about Mr. Holland’s compensation, other accounts managed, and ownership of securities in the Fund is available in the SAI.

Your Account

This section describes the services that are available to shareholders.

Types of Accounts

If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

•	Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner’s signature guarantee for any transaction requiring a signature guarantee.

•	Gift or Transfer to Minors. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

•	Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

•	Corporations, Partnerships and Other Legal Entities. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

•	Retirement. If you are eligible, you may set up your account under a tax-qualified retirement arrangement, such as an Individual Retirement Account. Your financial consultant can help you determine if you are eligible.

Shareholder Services

The Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in various services or plans, or how to change options with respect thereto, can be obtained from the Fund or ALPS Distributors, Inc. (“ALPS” or the “Distributor”) or ALPS Fund Services, Inc. (the Fund’s “Transfer Agent”).

•	Automatic Investment Plan. An investor who opens an account and wants to make subsequent, periodic investments in the Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the account. The investor specifies the frequency (monthly, quarterly or yearly) and the automatic investment amount ($50 or more).

•	Automatic Clearing House Purchases. An investor may, at his or her request, make additional investments in the Fund by giving his or her bank a voided check with pre-arranged instructions to withdraw funds from his or her bank account and deposit such funds into his or her Holland Balanced Fund account.

•	Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined on the ex-dividend date of such distribution. A shareholder may at any time, by written notification to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash rather than reinvested, in which event payment will be mailed on or around the payment date.

•	IRAs. An IRA is available generally for all working individuals who receive compensation (which for self-employed individuals includes earned income) for services rendered and for all individuals who receive alimony or separate maintenance payments pursuant to a divorce or separation instrument. Shareholders should consult with a financial adviser regarding an IRA.

•	Householding. In order to reduce the volume of mail you receive from the Fund and to help keep Fund expenses down we automatically deliver only one copy of any prospectus or financial report and (if and when permitted by law) other information to all shareholders who share the same mailing address unless you elect not to participate in householding. If at anytime you do not wish to participate in householding, please call the Transfer Agent at 1-800-30-HOLLAND and you will begin to receive your own prospectus and shareholder reports within 30 days.

Shareholders may inquire about their Fund accounts by calling the Transfer Agent at 1-800-30-HOLLAND. Also, shareholders can receive the net asset value per share of the Fund by calling the toll-free number.

Purchasing Shares

Shares of the Fund are available to investors making a minimum initial investment of $1,000. The minimum for subsequent investments is $500. The Fund or the Adviser may waive or lower these minimums in certain cases.

You must complete and sign an application for each account you open with the Fund.  Additionally, when completing a new account application, you will be required to supply the Fund with information, such as your tax identification number, that will assist the Fund in verifying your identity, as required by federal law. If you are unable to provide sufficient information to verify your identity, the Fund will not open an account for you. As required by law, the Fund may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct.

The price for Fund shares is the Fund’s net asset value (“NAV”) per share. We determine the NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day that the Exchange is open (a “Business Day”). The NYSE is not open on New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day or Christmas Day. We will price your order at the next NAV calculated after the Fund accepts your order. For more information on how we price shares, see “Pricing of Fund Shares” on page 16.

The Fund and the Distributor each reserve the right to reject any purchase for any reason, including failure to provide the Fund with information necessary to confirm your identity as required by law, and to cancel any purchase due to non-payment. You must make all purchases in U.S. dollars and draw all checks on U.S. banks. We will not accept cash or third-party checks for the purchase of shares.

Method of
Purchase	Purchase Procedures

Through a Financial Professional (BUSINESS GRAPHIC)	Contact your financial consultant.

Through Selling Group Members (BANK GRAPHIC)	ALPS authorizes certain securities dealers, banks or other financial service firms (collectively, “Selling Group Members”) to purchase your shares on your behalf. To receive that day’s share price:
• you must place your order with the Selling Group Member before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time); and
• the Selling Group Member must adhere to ALPS’ requirements for purchasing shares.

By Mail (MAIL GRAPHIC)	To purchase shares of the Fund, send your completed application to:

Holland Balanced Fund
PO Box 44183
Denver, Colorado 80202
Include with your application your check, payable to “Holland Balanced Fund.”

By Wire (COMPUTERS GRAPHIC)
• Initial Purchase: You will need to instruct a Federal Reserve System member bank to wire funds to:

State Street Bank & Trust Co.
225 Franklin Street
Boston, Massachusetts 02171
ABA #: 011000028
DDA #: 32951014
Attn.: Holland Balanced Fund
Shareholder Acct. #
Shareholder Name

• Subsequent Purchase: Wire funds to the designated bank account for the Fund, listed above.
You may wire funds between 8:00 a.m. and 4:00 p.m. Eastern time. To make a same-day wire investment, please call the Transfer Agent at 1-800-30-HOLLAND to notify us of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Eastern time. Please note that your bank may charge a fee for the wire.

Subsequent Purchases (COMPUTERS GRAPHIC)	The minimum subsequent purchase is $500.

Important Note	You can redeem shares that you purchased by check. However, while we will process your redemption request at the next-determined NAV after we receive it, your redemption proceeds will not be available until your check clears. This could take up to ten calendar days from the date of purchase.

Redeeming Shares

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Selling your shares in the Fund is referred to as a “redemption”. We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See “Redemption Procedures—Request in ‘Good Order’ ” on page 20.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Under normal circumstances, we will send your redemption proceeds to you within seven days after we receive your redemption request.

We will not process your redemption request if it is not in proper form (see chart below). We will notify you if your redemption request is not in proper form.

If, as a result of your redemption, your account value drops below $500, we may involuntarily redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow thirty days thereafter for you to make an additional investment to avoid liquidation of the account.

The Fund will pay redemption proceeds only to the shareholder of record, or to a court-appointed guardian or executor of the shareholder of record.

Signature Guarantees

In the event your redemption request is over $50,000, your redemption request must be accompanied by a “signature guarantee” by a national bank or other bank that is a member of the Federal Reserve System (not a savings bank) or by a member firm of any national or regional securities exchange or other eligible guarantor institution. Notarized signatures are not sufficient.

Method of
Redemption	Redemption Procedures

By Telephone (PHONE GRAPHIC)	You may authorize redemption of some or all shares in your account by telephoning the Transfer Agent at 1-800-30-HOLLAND (or selected dealers at their respective numbers) between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Fund is open. For our mutual protection, all redemption requests must include the information listed in “Request in ‘Good Order’ ”, below.
You will not be eligible to use the telephone redemption service if you have declined or canceled your telephone investment privilege.

By Mail (MAIL GRAPHIC)	You may send your redemption request to:

Holland Balanced Fund
PO Box 44183
Denver, Colorado 80202
For our mutual protection, all redemption requests must include the information listed in “Request in ‘Good Order’ ”, below.

By Wire (COMPUTERS GRAPHIC)	You may request your redemption proceeds be wired directly to the bank account designated on your application. Your bank may impose a fee for the incoming wire. For our mutual protection, all redemption requests must include the information listed in “Request in ‘Good Order’ ”, below.

Request in “Good Order”	For our mutual protection, all redemption requests must include:
• your account number
• the amount of the transaction
• for mail request, signatures of all owners exactly as registered on the account
• signature guarantees, if your redemption request is over $50,000 (Signature guarantees can be obtained at most banks, credit unions, and licensed brokers)
• any supporting legal documentation that may be required.
Your redemption request will be processed at the next-determined NAV after we have received all required information.

Important Note	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

Options for Redemption Proceeds

You may receive your redemption proceeds by check or by wire.

Check Redemptions.  Normally we will mail your check within two Business Days of a redemption.

ACH/Wire Redemptions.  Before you can receive redemption proceeds by ACH or wire, you must establish this option by completing a special form or the appropriate section of your account application.

Payment will ordinarily be made by ACH/wire on the next Business Day, but, in any case, within no more than seven days from the date of receipt of your request.

Telephone Redemptions.  Telephone redemption is made available to shareholders of the Fund on the Account Application Form. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. We may also require a personal identification code from the caller.

The Fund and the Transfer Agent will not be responsible for any account losses due to telephone fraud, as long as we have taken reasonable steps to verify the caller’s identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

Cost Basis Reporting

When you redeem Fund shares, the Fund or, if you purchase your shares through a Selling Group Member or other financial professional (each, an “intermediary”), your intermediary generally is required to report to you and the IRS on an IRS Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem in a taxable account.

The Fund or your intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or your intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with an intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please see the Fund’s website (www.thehollandfund.com) or consult your intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by the Fund and may not be reported to you by your intermediary.

Policies to Prevent Market Timing

The Fund is intended as a long-term investment. As such, excessive exchanges and/or short-term market timing activities are prohibited. Frequent purchases and redemptions of Fund shares (“market timing”) may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund’s portfolio and increased brokerage costs. Pursuant to policies and procedures adopted by the Board of Directors, the Fund’s Transfer Agent monitors trading activity, identifies suspicious activity and notifies the Fund’s President of such activity. The Fund’s President reserves the right to reject any purchase order that in his opinion may be excessive in frequency and/or amount or otherwise potentially disruptive to the Fund.

The Fund cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Fund through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Fund, which do not allow access to individual shareholders’ account information. There is a risk that the Fund’s policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The Fund may alter its policies and procedures at any time without prior notice to shareholders.

Portfolio Securities Disclosure

The Fund’s portfolio securities disclosure policy is described in the SAI.

How to Reach the Fund

We are available to answer your questions about the Fund or your account by telephone or by mail Monday through Friday 9:00 a.m. to 5:00 p.m. Eastern time. Please note, however, that purchase or redemption requests must be received by 4:00 p.m. Eastern time on a day the Fund is open for business.

By telephone (TELEPHONE GRAPHIC)	1-800-30-HOLLAND 1-800-304-6552 Call for account or Fund information

By regular, express or registered mail (MAIL GRAPHIC)	Holland Balanced Fund PO Box 44183 Denver, Colorado 80202

Pricing of Fund Shares

The Fund’s NAV per share is calculated on each Business Day. The NAV is the value of a single share of the Fund. State Street Bank and Trust Company, the Fund’s administrator, calculates the NAV for the Fund at the close of regular trading each day the New York Stock Exchange is open (normally 4 p.m. Eastern time). The NAV is determined by subtracting the total of the Fund’s liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of the Fund’s total assets is generally based on the market value of the securities that the Fund holds. Equity securities, if traded on the valuation date, are valued at the last quoted sale price on the exchange on which the security is principally traded. If there were no sales on a particular date, then the security would be valued at the last bid price reported for the security. The Nasdaq official closing price is the primary price source for the securities trading through that market. Fixed-income securities are valued in the following order: (a) by using readily available market quotations provided by a pricing service; (b) by using a market value from a pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics; or (c) by obtaining direct written broker-dealer quotations. Interest-bearing commercial paper with remaining maturities of 60 days or less are valued at amortized cost.

Securities for which market quotations are not readily available, or for which the Adviser believes the market quotations are unreliable, are valued at their fair values pursuant to guidelines established by the Board of Directors. The Fund’s Board of Directors has adopted procedures for fair valuing securities in the event that the Fund holds a foreign security and a significant event occurs after the relevant foreign market has closed, but before the NAV calculation. The Fund’s shares will not price on days when the New York Stock Exchange is not open for business. In addition, events in other markets could affect the value of Fund shares on days when the Fund does not price its shares.

Distributions

Long-term vs. Short-term capital gains:

•	Long-term capital gains are realized on securities held by the Fund for more than one year and are distributed to you as capital gains distributions.

•	Short-term capital gains are realized on securities held by the Fund for one year or less and are distributed to you as ordinary dividend distributions.

The Fund passes substantially all of its income and capital gains along to its shareholders as distributions. When a fund earns dividends from stocks and interest from bonds and other fixed-income securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid for such securities. When net long-term capital gains are distributed to shareholders, it is called a capital gains distribution. Distributions attributable to net short-term capital gains are considered ordinary income for this purpose and are treated as dividend distributions.

The Fund distributes dividends of net investment income quarterly and of net realized capital gains at least annually. Capital gains distributions will typically be declared and paid in December.

You will receive distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. Unless you choose to receive your distributions in cash, your dividend and capital gains distributions will be reinvested automatically in shares of the Fund, without a sales charge, at the NAV per share next determined on the ex-dividend date of such distribution. If you wish to change the way in which you receive distributions, you should call 1-800-30-HOLLAND for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Federal Tax Considerations

Your investment may have tax consequences that you should consider. If your account is a tax-deferred or tax-exempt account (for example, an IRA or a qualified employee benefit plan account), the following tax discussion does not apply.

Some of the more common U.S. federal tax consequences are described here, but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser’s investment decisions will result in a negative tax consequence for the Fund’s shareholders.

Taxes on Distributions

You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. If you receive distributions in the form of additional shares, you will be treated for federal income tax purposes as receiving a distribution in an amount equal to the net asset value, on the date of the distribution, of the additional shares you received.

Distributions that are derived from the Fund’s net investment income and short-term capital gains (referred to below as “dividends”) will generally be taxable to you as ordinary income. A portion of such dividends may qualify for the dividends received deduction generally available for corporate shareholders and as qualified dividend income to individual shareholders, provided that the Fund and its shareholders meet certain holding period and other requirements with respect to the underlying stock and the shareholder’s Fund shares, respectively. For taxable years beginning before January 1, 2013, qualified dividend income is taxed at rates applicable to long-term capital gains. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by the Fund, and net capital gains recognized on the redemption of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions that are derived from the Fund’s net long-term capital gain and that are reported by the Fund as “capital gains dividends” will generally be taxable to you as long-term capital gain, regardless of the length of time you have owned Fund shares.

Dividends and capital gains distributions by the Fund generally are taxable to you at the time the dividend or distribution is made. However, any dividend or distribution that is declared in October, November or December of any year and is payable to shareholders of record on a specified date in any such month will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

Unless you hold shares through a tax-deferred account, you may want to avoid investing in the Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Taxes on Sales

If you redeem your shares of the Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss. See “Cost Basis Reporting” above regarding new rules requiring the Fund (or your intermediary) to report your cost basis to you with respect to shares that you purchase on or after January 1, 2012.

Generally, your gain or loss will be a long-term gain or loss if you have held the Fund shares for more than one year. If you sell or otherwise dispose of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share will be treated as a long-term capital loss to the extent of any capital gain dividends you received with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired, including by means of reinvestment of distributions, within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

Management

Investment Adviser

Holland & Company LLC is the Fund’s investment adviser. The Adviser’s address is 375 Park Avenue, New York, NY 10152.

Under the terms of an investment advisory agreement, subject to the oversight of the Board of Directors of the Fund, the Adviser is responsible for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser provides office space, facilities, equipment and personnel necessary to perform its duties under the investment advisory agreement.

As compensation for its services, the Fund pays the Adviser a fee at the annual rate of 0.75% of average daily net assets of the Fund.

The Adviser may waive all or part of its fee from time to time. The Fund will not be required to reimburse the Adviser for any advisory fees waived. The Adviser has currently voluntarily agreed to waive its fees to the extent necessary to limit the Fund’s total operating expenses to 1.50% (on an annualized basis) of the Fund’s average daily net assets. The Adviser may discontinue this cap on total expenses at any time, in its sole discretion.

For a discussion regarding the basis for the approval of the Fund’s investment advisory agreement by its Board of Directors, please see the Fund’s most recent shareholder report for the period ended September 30th.

Other Service Providers

The Fund relies on other companies to provide necessary services for its day-to-day operations. Below is a list of these service providers.

Administrator and Custodian
State Street Bank and Trust Company
4 Copley Place, 5th Floor
Boston, Massachusetts 02116

Distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203

Transfer Agent
ALPS Fund Services, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203

Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, Floor 26
Philadelphia, Pennsylvania 19103

Privacy Policy

Protecting your privacy is important to us at Holland & Company, LLC and we want you to know how we collect personal information from you and how we use that information. We gather information from you from your account application or other forms that you may deliver to us. We need this information to process your requests and transactions, such as opening an account. We also collect information about your transactions with the Fund. In servicing your account, we may need to provide your personal information to an affiliate or a service provider (which may include the Fund’s Distributor or Transfer Agent) for such purposes as sending your account statement or other information about our products and services to you.

Other than for servicing your specific account needs, WE DO NOT DISCLOSE ANY INFORMATION ABOUT YOU OR ANY OF OUR FORMER CUSTOMERS TO ANYONE.

To protect your personal information, we permit access only by authorized employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the SAI.

For a capital share outstanding	For The Year Ended
throughout each year	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Per Share Data
Net asset value, beginning of year	$14.54	$14.16	$15.29	$17.39	$16.38

Increase/(Decrease) from Investment Operations
Net investment income	0.07	0.17	0.09	0.35	0.23
Net realized and unrealized gain (loss) on investments	0.19	0.60	(0.76)	(1.60)	1.58

Total income (loss) from operations	0.26	0.77	(0.67)	(1.25)	1.81

Less Dividends and Distributions From:
Net investment income	(0.08)	(0.20)	(0.13)	(0.29)	(0.24)
Net realized gain on investments	(0.28)	(0.19)	(0.33)	(0.56)	(0.56)

Total dividends and distributions	(0.36)	(0.39)	(0.46)	(0.85)	(0.80)

Net asset value, end of year	$14.44	$14.54	$14.16	$15.29	$17.39

Total return(a)	1.73%	5.46%	(3.97)%	(7.42)%	11.33%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$26,615	$30,049	$31,296	$36,975	$44,348
Ratio of expenses to average net assets before fee waivers	1.87%	1.92%	1.88%	1.63%	1.66%
Ratio of expenses to average net assets after fee waivers	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets after fee waivers	0.46%	1.14%	0.69%	2.09%	1.34%
Portfolio turnover	30.00%	0.00%	2.54%	1.96%	1.22%

(a)	Total return would have been lower had certain expenses not been waived or reimbursed.

Where to find more information:

You will find more information about the Fund in the following documents:

•	Annual and semi-annual reports: Our annual and semi-annual reports list the holdings in the Fund, describe the Fund’s performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund’s performance during the last fiscal year.

•	Statement of Additional Information (“SAI”): The Statement of Additional Information contains additional and more detailed information about the Fund.

The SAI and the financial statements included in the current annual and semi-annual reports are incorporated by reference into (and are thus a part of) this Prospectus.

There are four ways to get copies of these documents:

1.	Call or write for one, and a copy will be sent without charge.
Holland Balanced Fund
PO Box 44183
Denver, Colorado 80202
1-800-30-HOLLAND (or 1-800-304-6552)

2.	Go to the Fund’s website (www.thehollandfund.com) and download a free copy.

3.	Call or write the Public Reference Room of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. The SEC charges a fee for this service. You can also go to the Public Reference Room and copy the documents while you are there. Information about the Public Reference Room may be obtained by calling the number below.
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
1-202-551-8090
Email: publicinfo@sec.gov

4.	Go to the SEC’s website (www.sec.gov) and download a free text-only version.

If you are a current Fund shareholder who would like information about your account, account transactions, or account statements, please call us at 1-800-30-HOLLAND (or 1-800-304-6552).

If you purchased your shares through a financial institution, you may contact that institution for more information.

The Holland Balanced Fund’s Investment Company Act File Number is 811-9060.

HBFPRO

STATEMENT OF ADDITIONAL INFORMATION
HOLLAND BALANCED FUND
375 PARK AVENUE, NEW YORK, NEW YORK 10152
1-(800)-30-HOLLAND

     Holland Balanced Fund (the “Fund”) is a no-load diversified portfolio of Holland Series Fund, Inc., an open-end management investment company. The Fund is designed to provide shareholders with a convenient and professionally managed vehicle for seeking a high total investment return. Total investment return is the aggregate of dividend and interest income and realized and unrealized gain/losses on investment. The Fund seeks to achieve a high total investment return from a combined portfolio of equity and investment grade fixed-income securities. There can be no assurance that the Fund’s objective will be attained.

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated January 27, 2012 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “SEC”) and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

Holland & Company L.L.C. — Adviser
ALPS Distributors, Inc. — Distributor

The date of this Statement of Additional Information is January 27, 2012

(trading symbol HOLBX)

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ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES
Repurchase Agreements
          The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Fund’s adviser, Holland & Company L.L.C. (the “Adviser”), are deemed to be credit-worthy. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include: (i) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying securities pending court action or possible loss of rights in such securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.
Securities with Limited Trading Market
          The Fund may invest up to 10% of the value of its total assets in illiquid securities, such as “restricted securities” which are illiquid, and securities that are not readily marketable. If the Fund has a substantial position in securities with limited trading markets, its activities could have an adverse effect upon the liquidity and marketability of those securities. Investments in securities which are “restricted” may involve added expenses should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.
Firm Commitments and When-Issued Securities
          The Fund may purchase securities on a firm commitment basis, including when-issued securities. A purchase of when-issued securities refers to a transaction made conditionally because the securities, although authorized, have not been issued. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.
Borrowing
          The Fund may borrow in certain limited circumstances (see “Investment Restrictions”). Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund’s portfolio. Although the principal of any borrowing will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund may be

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required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Adviser’s strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), in order to provide “pass-though” tax treatment to shareholders. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.
Warrants
          The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.
Foreign Securities
          In addition to risks identified in the Prospectus, other investment risks associated with foreign securities include the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.
Sovereign Debt
          Investment in certain debt obligations issued or guaranteed by a government, its agencies or instrumentalities (“Sovereign Debt”) involves a high degree of risk. The governmental entity that controls the repayment of Sovereign Debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such debt. Holders of Sovereign Debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. A foreign sovereign itself would not be subject to traditional bankruptcy proceedings by which Sovereign Debt on which it has defaulted may be collected in whole or in part, and certain sovereign entities may not be subject to such proceedings. Further, the Fund may have difficulty disposing of certain Sovereign Debt obligations, as there may be a thin trading market for such securities.
Lower-Quality Fixed-Income Securities
          The Fund may invest in fixed-income securities rated Aa or better by Moody’s Investors Service, Inc. or AA or better by Standard & Poor’s Corporation, or which are determined by the Adviser to be of comparable quality. Bonds rated Ba or below, or BBB or below are generally considered to be more speculative than the highest rated bonds and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay.
U.S. Government and Related Obligations
          U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.
          Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by

4

federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Treasury Inflation-Protected Securities
          The Fund may invest in treasury inflation-protected securities (“TIPS”), which are U.S. Treasury securities that are designed to provide some degree of protection against inflation. The interest rate paid on TIPS is fixed while the principal value of TIPS rises or falls periodically based on changes in the Consumer Price All Urban Non-Seasonally Adjusted Index (CPI), which is calculated by the U.S. Bureau of Labor Statistics. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Typically, TIPS will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If inflation occurs, the principal and interest payments on TIPS are adjusted upward to protect investors from inflationary loss. If deflation occurs, the principal and interest payments on TIPS will be adjusted downward. The current market value of TIPS is not guaranteed and will fluctuate. Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to meet its distribution requirements for treatment as a “regulated investment company” for U.S. federal income tax purposes. See “Taxation” below.
INVESTMENT RESTRICTIONS
          In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities. The Fund may not:
1.	Make investments for the purpose of exercising control or management.

2.	Purchase securities of other investment companies except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), or in connection with a merger, consolidation, acquisition or reorganization.

3.	Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

4.	Purchase or sell commodities or commodity contracts.

5.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

6.	Make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, and (c) delays in the settlement of securities transactions will not be considered loans.

7.	Purchase any securities on margin, except that the Fund may (i) purchase delayed delivery or when-issued securities, and (ii) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

8.	Sell securities short.

9.	Purchase securities of issuers which it is restricted from selling to the public without registration under the Securities Act if by reason thereof the value of its aggregate investment in such securities will exceed 10% of its total assets.

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10.	Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.
11.	Purchase or sell interests in oil, gas or other mineral exploration or development programs provided, however, that this shall not prohibit the Fund from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

12.	Purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities.

13.	Invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years.

14.	Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets or if, as a result, more than 2% of the Fund’s net assets would be invested in warrants that are not listed on the NYSE Amex or the New York Stock Exchange.

15.	Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this restriction.

16.	Borrow money (including entering into reverse repurchase agreements) except as a temporary measure for extraordinary or emergency purposes, and in no event in excess of 15% of the value of the Fund’s total assets at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets).

17.	Invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund).
          The Fund’s investment objective (as described in the Prospectus) and investment restrictions (1) through (6) and (15) through (17) described above are fundamental policies of the Fund and may be changed only with the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Restrictions (7) through (14) are non-fundamental policies of the Fund and may be changed by a majority of the Board of Directors of the Fund (the “Directors”). Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets in any security or other asset, such percentage limitation shall be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Fund’s investment policies and limitations.

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MANAGEMENT OF THE FUND
Directors and Officers
          The Directors are responsible for the general oversight of the Fund. The Directors, including those Directors who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Directors”), and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Each Director shall serve until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Directors and until the election and qualification of his or her successor.

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
	Held with	and Length of	Principal Occupation	Overseen by	Directorships Held
Name, Address, and Age	Fund	Time Served	During Past Five Years	Director	by Director
Interested Director:

Michael F. Holland 375 Park Avenue New York, NY 10152 Age: 67	Director, Chairman of the Board, President and Treasurer	Term: Unlimited Elected: 9/95	Holland & Company L.L.C., Chairman, 1995 - present.	1	Trustee, State Street Master Funds and State Street Institutional Investment Trust; and Director, The China Fund, Inc., The Taiwan Fund, Inc. and Reaves Utility Income Fund.

Independent Directors:

Desmond G. FitzGerald 375 Park Avenue New York, NY 10152 Age: 67	Director	Term: Unlimited Elected: 9/95	Chairman, North American Properties Group (Real Estate), 1987 - Present; Managing Member, Holyoke Partners LLC (Fund of Hedge Funds), 2005 - present; Managing Member Neural Pathways LLC (Medical Devices), 2011 - present.	1	Trustee Williams Capital Management Trust.

James Lee 900 South Bay View Avenue Seaside Park, NJ 08752 Age: 71	Director	Term: Unlimited Elected 5/08	Investment Adviser, James Lee Investment Advisers LLC, 1996 - present.	1	Director, Scholarship Fund for Inner City Children.

Jeff C. Tarr Junction Advisors Apartment 25C 145 Central Park West New York, NY 10023 Age: 67	Director	Term: Unlimited Elected: 9/95	Chairman, Junction Advisors (Financial Services), 1981 - present.	1	Trustee, Edward P. Evans Foundation.

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Number of
Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
	Held with	and Length of	Principal Occupation	Overseen by	Directorships Held
Name, Address, and Age	Fund	Time Served	During Past Five Years	Director	by Director
Officers:

Tana Tselepis 375 Park Avenue New York, NY 10152 Age: 75	Vice President, Chief Compliance Officer, Anti-Money Laundering Compliance Officer	Term: Unlimited Elected Vice President: 5/02 Elected Chief Compliance Officer: 9/04 Elected Anti-Money Laundering Compliance Officer:	Consultant to Holland & Company, LLC, 1997 — 1999.	—	Member of the Board of Governors of Tufts Medical Center; Director and Treasurer of YWCA Malden
5/09

David James 4 Copley Place, 5th Floor Boston, MA 02116 Age: 41	Secretary	Term: Indefinite Elected: 2/10	Vice President and Managing Counsel, State Street Banka and Trust Company, November 2009 to present; Vice President and Counsel, PNC Global Investment Servicing (US), Inc. June 2006 to October 2009.	—	—
          As of December 31, 2011 none of the Independent Directors had any ownership of securities of the Adviser, ALPS Distributors, Inc. (the “Distributor”) or any affiliated person of the Adviser or the Distributor. As of December 31, 2011, the Adviser is controlled by Michael Holland, its managing member and owner of a 99% interest in the limited liability company. Mr. Holland is considered an interested person (as defined in the 1940 Act) of the Fund by virtue of his controlling interest in the Adviser.
Summary of Trustees’ Qualifications
Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Trust’s Board.
Michael F. Holland: Mr. Holland is an experienced business executive with more than 40 years experience in the financial services industry including 17 years as a portfolio manager of the Fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Fund’s Board of Directors and as Chairman of the Board for 17 years (since the Fund’s inception) and possesses significant experience regarding the Trust’s operations and history.
Desmond G. FitzGerald: Mr. FitzGerald is an experienced business executive with more than 40 years experience in the real estate and financial services industries; his experience includes service as a trustee, director or officer of various real estate and financial companies. He has served on the Fund’s Board of Directors and related Committees for 17 years (since the Fund’s inception) and possesses significant experience regarding the Trust’s operations and history.
James Lee: Mr. Lee is an experienced business executive with more than 40 years experience in the financial services industry; his experience includes service as a trustee, director or officer of various financial companies and charities. He has served on the Fund’s Board of Directors and related Committees for four years and possesses significant experience regarding the Trust’s operations and history.

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Jeff C. Tarr: Mr. Tarr is an experienced business executive with more than 40 years experience in the financial services and technology industries; his experience includes service as a trustee, director or officer of various financial and technology companies. He has served on the Fund’s Board of Directors and related Committees for 17 years (since the Fund’s inception) and possesses significant experience regarding the Trust’s operations and history.
References to the experience, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Standing Committees
          The Board of Directors has established an Audit Committee. The Audit Committee is comprised of all the Independent Directors. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Directors. The Audit Committee oversees and monitors the Fund’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for the selection and retention of the independent auditors for the Fund. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services performed. The Audit Committee reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. During the fiscal year ended September 30, 2011, the Audit Committee held two meetings.
          The Board of Directors has established a Nominating Committee. The Nominating Committee is comprised of all of the Independent Directors and is responsible for making nominations for all Director candidates. The Nominating Committee meets as necessary. The Nominating Committee does not consider nominations for Director proposed by shareholders of the Fund. During the fiscal year ended September 30, 2011, the Nominating Committee did not meet.
          The Board of Directors has established a Pricing Committee to provide supervisory oversight and to help make determinations relating to the valuation of portfolio securities pursuant to valuation procedures adopted by the Board. The Pricing Committee is comprised of any two Independent Directors and any other person deemed necessary by the Fund’s President. The Pricing Committee meets as necessary. During the fiscal year ended September 30, 2011, the Pricing Committee did not meet.
          The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities in the Fund
Michael F. Holland	Over $100,000
Desmond G. FitzGerald	None
James Lee	Over $100,000
Jeff C. Tarr	None
Leadership Structure and Risk Management Oversight
The Board has chosen to select Mr. Holland as both Chairman of the Board and President of the Trust. The Board believes that this leadership structure is appropriate, given the size and mandate of the Fund and Mr. Holland’s extensive experience.
As a registered investment company, the Fund is subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks and operational risks. The Adviser has primary responsibility for the Fund’s risk management on a day-to-day basis as part of its overall responsibilities.
The Board has delegated management of the Fund to service providers who are responsible for the day-to-day management of risks applicable to the Fund. The Board oversees risk management for the Fund in several ways. The Board receives regular reports from the chief compliance officer, Adviser and administrator for the Fund, detailing

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the results of the Fund’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Fund, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the Fund with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Funds. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Fund, including investment risk and audit risk, and offer advice to management, as appropriate. The Directors also meet in executive session with the Fund’s independent registered public accounting firm, counsel to the Fund, the chief compliance officer and representatives of management, as needed.
Directors’ Compensation
          The Fund pays each Independent Director an annual fee, paid quarterly, of $3,000 plus $500 per meeting attended and pays all Directors’ actual out-of-pocket expenses relating to attendance at meetings. The Fund does not provide any pension or retirement benefits to its Directors or officers. The Fund pays all compensation and expenses of the Vice President of the Fund. The following table details the compensation paid to the Fund’s Directors for the fiscal year ended September 30, 2011.

		Pension or
	Aggregate	Retirement Benefits	Total Compensation
	Compensation from	Accrued as Part of	From Fund and Fund
Name and Position	Fund	Fund Expenses	Complex Paid to Directors
Michael F. Holland	$0	$0	$0
Desmond G. FitzGerald	$5,000	$0	$5,000
James Lee	$5,000	$0	$5,000
Jeff C. Tarr	$5,000	$0	$5,000
Management and Advisory Arrangements
          Reference is made to “Management — Investment Adviser” in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.
          The investment advisory agreement dated September 28, 1995 with the Adviser (the “Advisory Agreement”) provides that, subject to the oversight of the Board of Directors of the Fund, the Adviser is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Adviser, subject to oversight of the Board of Directors. The Adviser provides the portfolio manager for the Fund, who considers analyses from various sources, makes the necessary investment decisions and places transactions accordingly. As compensation for its services to the Fund, the Adviser is entitled to receive monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. During the fiscal years ended September 30, 2011, 2010 and 2009, the Adviser voluntarily waived its fees to the extent necessary to limit the Fund’s total operating expenses to 1.50% (on an annualized basis) of the Fund’s average daily net assets. For the fiscal years ended September 30, 2011, 2010 and 2009, the Adviser earned fees of $229,681, $233,305 and $225,290, respectively. These amounts do not account for the advisory fees waived by the Adviser. During the fiscal years ended September 30, 2011, 2010 and 2009, the Adviser waived $113,929, $129,377 and $112,687, respectively, in advisory fees.
          Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Securities held by the Fund also may be held by, or be appropriate investments for, other investment advisory clients of the Adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients of the Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the size of the position obtained or sold.

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          The Advisory Agreement obligates the Adviser to provide investment advisory services and all the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, charges of the custodian and the transfer agent, expenses of redemption of shares, SEC fees, expenses of registering the shares under federal and state securities laws, fees and expenses of Independent Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.
          Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
Portfolio Manager
          The Fund is managed by Michael Holland. Mr. Holland only manages the Fund, which has net assets of $26,615,339 as of September 30, 2011. He does not manage any other registered investment company accounts, any other pooled investment vehicle accounts or any other accounts, including individual and institutional accounts, pension and profit sharing plans, charitable organizations or state and municipal government entity accounts. Mr. Holland does not manage any accounts with a performance-based fee. Mr. Holland is the sole employee of the Adviser that provides portfolio management and research services to the Fund. He is compensated solely from the profitability of the Adviser. Mr. Holland receives no other compensation for the Fund’s management. As of September 30, 2011, Mr. Holland beneficially owns above $1,000,000 of equity securities in the Fund.
Administrator
          State Street Bank and Trust Company (“State Street” or the “Administrator”) acts as the Fund’s administrator pursuant to an administration agreement dated June 1, 1999 by and between State Street and the Fund (the “Administration Agreement”). Pursuant to the Administration Agreement, the Administrator is responsible for providing certain administrative services to the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays the Administrator a monthly fee at the annual rate of 0.10% of the Fund’s average daily net assets up to $100 million, 0.08% of the next $100 million, and 0.06% of those assets in excess of $200 million, and the Administrator is entitled to reimbursement from the Fund for its out-of-pocket expenses incurred under the Administration Agreement. The Administrator will be paid a minimum fee of $7,500 per month for services provided to the Fund. For the fiscal year ended September 30, 2011, 2010 and 2009, the Administrator earned net fees of $90,865, $91,114 and $92,852, respectively.
Codes of Ethics
          The Fund, the Adviser and the Distributor have adopted codes of ethics that are designed to ensure that the interests of Fund shareholders come before the interests of those involved in managing the Fund. The codes of ethics, among other things, prohibit management personnel from investing in initial public offerings and require pre-approval for investments in private placements. Each of these codes of ethics permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts, subject to certain restrictions and conditions and is on file with, and available from, the SEC.
Proxy Voting Procedures
          The Fund has adopted proxy voting procedures pursuant to which the Fund delegates the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. Copies of the Fund’s and Adviser’s respective

11

proxy voting procedures are located in Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-30-HOLLAND and on the SEC’s website at http://www.sec.gov.
PORTFOLIO SECURITIES DISCLOSURE
          The Fund has adopted a Policy for Releasing Portfolio Holdings and Disclosure of Non-Public Information (the “Policy”). The Fund’s policy is to make publicly available on its website mutual fund holdings as of each calendar quarter-end 60 days after quarter end. Aggregate portfolio characteristics may be made available without a time lag. Pursuant to the Policy, no portfolio holdings information is made available to any person or entity prior to the time period set forth above except (i) to the Fund’s service providers who need access to such information in the performance of their contractual duties and responsibilities, so long as they are subject to duties of confidentiality imposed by law and/or contract and (ii) as may be required by law or by a regulatory authority. No compensation or other consideration is received by the Fund, the Adviser or any other party in connection with the disclosure of information about the Fund’s portfolio securities.
          The Fund’s primary service providers, namely its investment adviser, custodian, fund accounting agent and administrator, have (i) adopted confidentiality policies, approved by the Fund’s Board of Directors, pursuant to which such service providers may not, without the written consent of the Fund and except as required by law, disclose non-public information about the Fund; (ii) adopted polices barring the misuse by employees of client information and/or (iii) entered into agreements with the Fund pursuant to which the service provider, except as required by law or in connection with required disclosure to a regulatory authority, will keep confidential information relating to the Fund. Except as discussed above, the Fund has not entered into confidentiality agreements with any other entities.
CONTROL PERSONS and PRINCIPAL HOLDERS OF SECURITIES
          As of December 31, 2011, the following persons owned of record 5 percent or more of the outstanding shares of the Fund:

Name and Address	Ownership	Number of Shares	Percentage
Charles Schwab & Co., Inc.		92,133.899	5.28%
101 Montgomery Street San Francisco, CA 94104
Robert B. O’bernier		111,975.942	6.41%
1025 West Road New Canaan, CT 06840
          To the knowledge of the Fund, no person owned beneficially more than 5% of the Fund’s outstanding shares. As of December 31, 2011, the officers and Directors of the Fund as a group owned 7.80% percent of the outstanding shares of the Fund.
          Any person who owns beneficially 25% or more of the outstanding shares of the Fund may be deemed to control the Fund. Any person controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the approval of other shareholders.
REDEMPTION OF SHARES
          Reference is made to “Redeeming Shares” in the Prospectus for certain information as to the redemption and repurchase of Fund shares.
          The right to redeem shares or to receive payment with respect to any such redemption may only be suspended for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted as determined by the SEC or when the NYSE is closed (other than customary weekend and holiday closings), for any

12

period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
          The Fund may redeem shares if, in the opinion of the Fund, ownership of the shares has or may become concentrated to an extent which would cause the Fund to be deemed a personal holding company within the meaning of the Code.
PORTFOLIO TRANSACTIONS AND BROKERAGE
          The Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. The Fund’s portfolio turnover for the years ended September 30, 2011, 2010 and 2009 were 30.00%, 0.00% and 2.54%, respectively.
          Fixed-income securities, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid on commission. For the years ended September 30, 2011, 2010 and 2009, the Fund paid brokerage commissions of $3,595, $3,735 and $900, respectively. In selecting brokers and dealers, it is the policy of the Adviser to obtain the best results taking into account factors such as the general execution and operational facilities of the brokers or dealer, the type and size of transaction involved, the creditworthiness and stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Adviser’s arrangements related thereto (as described below), overall performance, the dealer’s risk in positioning the securities involved and the broker’s commissions and dealer’s spread or mark-up. While the Adviser generally seeks the best execution in placing its orders, the Fund may not necessarily be paying the lowest price available.
          Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may select brokers or dealers who charge a commission in excess of that charged by other brokers or dealers if the Adviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Adviser by such brokers or dealers. The types of research services and products that may be received, include research and statistical reports or oral advice regarding particular companies, industries or general economic conditions. The Adviser’s receipt of research services from brokers may create conflicts of interest. During the last fiscal year, the Adviser did not receive any research services and products from brokers or dealers.
DETERMINATION OF NET ASSET VALUE
          The net asset value (“NAV”) of the shares of the Fund is determined once daily Monday through Friday as of the time of the close of regularly scheduled trading on the NYSE on each day during which the NYSE is open for trading (a “Business Day”). The NYSE is not open on New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day or Christmas Day. The NAV per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Adviser, are accrued daily.
          Securities and assets for which market quotations are not readily available or are not considered by the Adviser to be reliable are valued at fair value as determined in good faith by or pursuant to guidelines established by the Board of Directors of the Fund. The Fund will also determine the fair values of securities whose values are materially affected by significant events occurring after the closing of a foreign market pursuant to the valuation procedures adopted by the Board of Directors.

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SHAREHOLDER SERVICES
          The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or ALPS Fund Services, Inc. (the “Transfer Agent”).
Investment Account
          Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements from the Transfer Agent after each share transaction, including reinvestment of dividends and capital gains distributions, showing the activity in the account since the beginning of the year. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Share certificates will not be issued by the Transfer Agent.
Automatic Investment Plan
          A shareholder may elect to establish an Automatic Investment Plan pursuant to which funds will automatically be transferred from a bank account to be invested in the Fund. The bank at which the bank account is maintained must be a member of the Automated Clearing House (“ACH”). Automatic investments must be a minimum of $50. The Fund will debit the specified amount from the bank account and the proceeds will be invested at the Fund’s offering price determined on the Business Day of the debit’s receipt.
Automatic Clearing House Purchases
          A shareholder or investor, at his or her request, may also elect to establish between the Fund and his or her bank account an ACH link which will permit a shareholder to make additional investments in the Fund. The Fund will debit the requested purchase amount from the specified bank account. All purchases will be invested at the Fund’s offering price as determined on the Business Day of the debit’s receipt.
Automatic Reinvestment of Dividends and Capital Gains Distributions
          Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or distributions, or both, in cash, in which event payment will be mailed on the payment date.
          Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected.
Individual Retirement Accounts (IRA)
          An IRA is available, which has been approved as to form by the Internal Revenue Service (“IRS”). Contributions to an IRA made available by the Fund may be invested in shares of the Fund.
          State Street Bank & Trust Company (the “Custodian”) has agreed to serve as custodian of the IRA and furnish the services provided for in the custody agreement between the Custodian and the Fund (“Custodial Agreement”). The Custodian will charge each IRA an application fee as well as certain additional fees for its services under the Custodial Agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.
          Contributions in excess of the allowable limits, premature distributions to an individual who is not disabled before age 59-1/2 or insufficient distributions after age 70-1/2 from a traditional IRA will generally result in substantial adverse tax consequences.

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          For information required for adopting an IRA, including information on fees, obtain the form of Custodial Agreement and related materials, including disclosure materials, available from the Fund. Consultation with a financial adviser regarding an IRA is recommended.
DIVIDENDS AND DISTRIBUTIONS
          The Fund intends to distribute all its net investment income, if any. Dividends from such net investment income will be paid quarterly. All net realized long-term or short-term capital gains, if any, will be distributed to the Fund’s shareholders at least annually. See “Shareholder Services — Automatic Reinvestment of Dividends and Capital Gains Distributions” for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund.
TAXATION
          The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders and, except as otherwise indicated, reflects provisions of the Code as of the date of this Prospectus. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, or to describe tax consequences to special types of shareholders such as financial institutions, tax-deferred retirement plans or foreign persons, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential shareholders are urged to consult their own tax advisers regarding an investment in the Fund.
The Fund
          The Fund has qualified and intends to continue to qualify as a “regulated investment company” for federal income tax purposes under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts); and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund’s assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of one issuer or of any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses.
          If the Fund qualifies as a regulated investment company and distributes to its shareholders annually at least 90% of its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gain over net long-term capital loss), the Fund will not be subject to federal income tax on its net investment income and net capital gain (i.e., the excess of the Fund’s net long-term capital gain over its net short-term capital loss) if any, that it distributes to its shareholders in each taxable year. However, the Fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed net investment income and net capital gain. If the Fund retains amounts attributable to its net capital gain, the Fund is permitted to designate such retained amounts as undistributed capital gain in a notice to its shareholders who would then be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts, (ii) entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) entitled to increase their tax basis, for federal income tax purposes, in their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income under clause (i) and the tax deemed paid by the shareholder under clause (ii).
          In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of the Fund’s ordinary income for such

15

calendar year; (b) 98.2% of the excess of capital gains over capital losses (both long- and short-term) for the one-year period ending on October 31 of such year; and (c) 100% of the undistributed ordinary income and gains from prior years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the end of the calendar year.
          The Fund intends to distribute sufficient income so as to avoid both corporate federal income tax and the excise tax.
          If the Fund should fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would fail to qualify as a regulated investment company for such year. The Fund would be subject to federal income tax in the same manner as an ordinary corporation and distributions to shareholders would be taxable to such holders as dividend income to the extent of the current or accumulated earnings and profits of the Fund. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxes as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. Distributions in excess of current or accumulated earnings and profits would be treated as a tax-free return of capital, to the extent of a shareholder’s basis in its shares, and any excess would be treated as a long- or short-term capital gain.
          The Fund may make investments that produce income that is not matched by a corresponding receipt of cash by the Fund, such as investments in inflation-indexed bonds, pay-in-kind bonds or in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if the Fund elects, as it intends, to accrue market discount on a current basis. In addition, the Fund may be required to continue to accrue income for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements described above. Because such income may not be matched by a corresponding receipt of cash by the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its shareholders.
          The Fund’s taxable income will in most cases be determined on the basis of reports made to the Fund by the issuers of the securities in which the Fund invests. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement described herein that is necessary for the Fund to maintain its status as a regulated investment company under the Code. In such event, the Fund may be able to make a “deficiency dividend” distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made). A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each shareholder not treated as a dividend would be recharacterized as a return of capital and reduce the shareholder’s basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder’s shares.
          Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States. Shareholders generally will not be entitled to claim any tax credit or deduction with respect to any foreign income taxes paid by the Fund.

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          Certain of the Fund’s investments in structured products may, for federal income tax purposes, constitute investments in shares of foreign corporations. If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Fund may be subject to U.S. federal income tax (including interest charges) on certain distributions from a PFIC or gain from the disposition of the PFIC’s shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. However, if the Fund receives the necessary information from the PFIC, which may be difficult to obtain, the Fund may elect to treat the PFIC as a “qualified electing fund” under the Code, in which case the Fund would, in lieu of the treatment described above, be required to include in income each year its share of the ordinary income and net capital gains of the PFIC, even if not distributed to the Fund. Such amounts would be subject to the 90% and excise tax distribution requirements described above.
          Alternatively, the Fund may elect to be governed by Section 1296 of the Code with respect to its shares in a PFIC. If the election is made, the Fund will include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in such stock at the time. The Fund is allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year. However, such deductions are allowable only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The tax basis of the PFIC stock is adjusted to reflect the income and deductions recognized. Mark-to-market gains and the allowable deductions will receive ordinary gain/loss treatment. Additionally, the holding period of PFIC stock will be deemed to begin on the first day of the following tax year after making the election. For purposes of regulated investment company qualification, mark-to-market gain is treated as a dividend. Any income or loss recognized under Section 1296 is treated as U.S. sourced. Because of the expansive definition of a PFIC, it is possible that the Fund may invest a portion of its assets in PFICs. It is not anticipated, however, that the portion of the Fund’s assets invested in PFICs will be material.
          The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Because ordinary losses from foreign currency transactions reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such foreign currency losses may result in all or a portion of prior distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as ordinary dividends, which would have the effect of reducing each shareholder’s basis in his or her Fund shares. To the extent that such distributions exceed a shareholder’s basis, the distribution will be treated as gain from the sale of shares. Any net ordinary losses created as a result of foreign currency losses cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Shareholders
          Shareholders will generally be subject to federal income tax on distributions from the Fund, whether paid in cash or reinvested in additional shares. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal tax purposes as receiving a distribution in an amount equal to the fair market value on the date of such distribution, of the additional shares.
          Distributions. Distributions to shareholders of the Fund’s net investment income will be taxable to shareholders as ordinary income. It is anticipated that a portion of such dividends will qualify for the dividends received deduction generally available for corporate shareholders under the Code and as qualified dividend income to individual shareholders under the Code, provided that the Fund and its shareholders meet certain holding period and other requirements with respect to the underlying stock and the shareholder’s Fund shares, respectively. For dividends received by the Fund from a foreign corporation to constitute qualified dividends, either the relevant foreign country must have a comprehensive tax treaty with the U.S. or the stock of the foreign corporation must be readily tradable on an established securities market in the United States, and the foreign corporation must satisfy certain additional requirements (including in particular that it may not be a PFIC). For taxable years beginning before January 1, 2013, qualified dividend income is taxed at rates applicable to long-term capital gains.

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          Distributions to shareholders of net capital gains that are reported by the Fund as “capital gain dividends” will be taxable as long-term capital gain, regardless of how long the Fund shares have been held by such shareholders. These distributions will not be eligible for the dividends received deduction. For taxable years beginning before January 1, 2013, the maximum federal income tax rate imposed on individuals with respect to long-term capital gain is 15%, whereas the maximum federal income tax rate currently imposed on individuals with respect to ordinary income (and short-term capital gain, which is taxed at the same rates as ordinary income) is 35%. With respect to corporate taxpayers, generally long-term capital gain is taxed at the same federal income tax rate as ordinary income and short-term capital gain. The reduced rates applicable to long-term capital gain and the special tax treatment of qualified dividend income described above will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.
          For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates over certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the redemption, sale or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
          Shareholders considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which will nevertheless be taxable to them.
          Dividends and distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month will be treated as received by the shareholders as of December 31 of such year if the dividend is paid during January of the following year. Any distribution in excess of the Fund’s net investment income and net capital gain would first reduce a shareholder’s basis in his or her shares and, after the shareholder’s basis is reduced to zero, would constitute capital gain to a shareholder who holds his or her shares as capital assets.
          A notice detailing the tax status of dividends and distributions paid by the Fund will be mailed annually to the shareholders of the Fund.
          Dispositions and Redemptions. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired, including by means of dividend reinvestment, within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Upon the redemption, sale or other taxable disposition of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or sold. See the Fund’s Prospectus for more information.
Backup Withholding
          The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%, but this rate expires at the end of 2012, at which time the backup withholding rate will increase to 31%, unless Congress enacts legislation providing otherwise. Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

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Shareholder Reporting Obligations With Respect to Foreign Financial Assets
          Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, falls within this requirement. Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
          Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.
          The IRS has issued only preliminary guidance with respect to these rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by the Fund on or after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder will be subject to the 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to their direct and indirect owners, as the Fund requires to comply with these rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.
          Shareholders are urged to consult a tax adviser regarding this new reporting and withholding regime, in light of their particular circumstances.

     Shareholders should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequence of ownership of shares in the Fund.
ADDITIONAL INFORMATION
Description of Shares
          Holland Series Fund, Inc. was incorporated under Maryland Law on June 27, 1995. The Fund currently is the only organized series of Holland Series Fund, Inc. Holland Series Fund, Inc. has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.01 per share. All shares are of the same class. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights for Directors are not cumulative. Shares of the Fund are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will not be issued by the Transfer Agent.

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Appropriate Investors
          Investors should carefully consider the Prospectus and Statement of Additional Information when determining whether the Fund is an appropriate investment given their particular investment needs and preferences. An investment in the Fund may provide diversification to an investor whose assets are primarily invested in stocks or bonds alone. The Fund may be an appropriate choice for conservative investors seeking to build wealth over time. The Fund may also be an appropriate choice for: (i) those who want to leave the all-important asset allocation decision to a professional manager; (ii) investors who want to capture some of the stock market’s growth potential but with less risk than an all-equity portfolio; and (iii) investors building capital for education or retirement who are looking for a core investment vehicle.
Independent Registered Public Accounting Firm
          BBD, LLP, 1835 Market Street, Floor 26, Philadelphia, PA 19103 served as Independent Registered Public Accountants of the Fund for the fiscal year ended September 30, 2011 and was responsible for auditing the financial statements of the Fund. The Independent Registered Public Accountants are responsible for auditing the financial statements of the Fund.
Custodian and Fund Accounting Agent
          State Street, One Lincoln Street, Boston, Massachusetts 02111 acts as custodian and fund accounting agent of the Fund’s assets. State Street as custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund’s investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.
Transfer Agent
          ALPS Fund Services, Inc., PO Box 44183, Denver, Colorado 80201 acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.
Legal Counsel
          Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts, 02199 is counsel for the Fund.
Reports to Shareholders
          The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio holdings and other information. An annual report, containing financial statements audited by Independent Auditors, is sent to shareholders each year. At the end of each calendar year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.
Additional Information
          The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits thereto, which the Fund has filed with the SEC, under the Securities Act and the 1940 Act, to which reference is hereby made. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

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DISTRIBUTOR
          ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as Distributor pursuant to the Distribution Agreement dated November 1, 2011. Pursuant to the Distribution Agreement, the Fund does not pay the Distributor a distribution fee. The Distributor is not obligated to sell any specific number of shares and will sell shares of the Fund on a continuous basis only against orders to purchase shares.
FINANCIAL STATEMENTS
     The Fund’s annual Financial Statements for the fiscal year ended September 30, 2011 are hereby incorporated by reference in this Statement of Additional Information from the Fund’s Annual Report included in the Fund’s Form N-CSR filed with the SEC on November 30, 2011. The Fund’s annual report and semi-annual report can be obtained without charge by calling the Fund at 1-(800) 30-HOLLAND 1-800-304-6552.

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APPENDIX A
HOLLAND SERIES COMPANY, INC.
Proxy Voting Policy and Procedures
The Board of Directors of Holland Series Company, Inc. (the “Company”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Holland Balanced Fund (the “Fund”).
I. Policy
It is the policy of the Board of Directors of the Company (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to Holland & Company, LLC (the “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner substantially consistent with the policies of the Adviser and then ensure such proxies are voted on a timely basis.
II. Fiduciary Duty
The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Company. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.
III. Procedures
The following are the procedures adopted by the Board for the administration of this policy:
Review of Adviser Proxy Voting Procedures. The Fund’s Board shall review and amend these procedures as they deem necessary and advisable. In addition, the Adviser shall notify the Board promptly of materials changes to its policies, procedures or other guidelines for voting proxies on behalf of the Fund.

Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Fund at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Fund and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest[1], the Adviser shall

[1]	As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which could potentially compromise the Adviser’s independence of judgment and action with respect to the voting of the proxy.

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submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
IV. Revocation
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
V. Annual Filing
The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.1
VI. Disclosures
A.	The Company shall include in its registration statement:
1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
2. A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.
B.	The Company shall include in its annual and semi-annual reports to shareholders:
1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the Company’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and
2. A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

[1]	The Fund must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

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VII. Review of Policy.
At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted:	November 6, 2003
Amended:	May 6, 2004
Amended:	May 11, 2006

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Holland & Co. LLC
Proxy Voting Policies and Procedures
I. GENERAL GUIDELINES
In voting proxies, Holland & Co. LLC (“Holland”) is guided by general fiduciary principles. Holland’s goal is to act prudently and solely in the best interest of its client, the Holland Series Fund, Inc. (the “Fund”). Holland attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. Holland intends to vote all proxies unless it is impractical.
II. HOW HOLLAND VOTES
Generally, Holland divides proxies into routine matters and non-recurring or extraordinary matters. Michael Holland, the managing member of Holland, makes voting decisions for all matters. It is Holland’s general policy, absent a particular reason to the contrary, to vote with management’s recommendations on all matters. Holland, however, considers non-recurring or extraordinary matters on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring or extraordinary matter for which there is no suggestion detailed below, Holland votes on a case-by-case basis in accordance with the General Guidelines set forth above in Section I. Holland generally divides issues into the categories listed below.
III. VOTING POLICY
These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the Fund.
(1)	Election of Directors
A.	Voting on Director Nominees in Uncontested Elections.
Holland votes on director nominees on a case-by-case basis. Factors include independence of the board, long-term company performance and responsiveness to shareholder proposals.
B.	Chairman and CEO is the Same Person.
Holland votes on shareholder proposals that would require the positions of chairman and CEO to be held by different persons on a case-by-case basis. Factors include the size of the company and management performance.
C.	Majority of Independent Directors
1.	Holland votes for shareholder proposals that request that the board be comprised of a majority of independent directors.

2.	Holland votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

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D.	Stock Ownership Requirements
Holland votes on shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board on a case-by-case basis. While Holland generally favors stock ownership by directors, it also believes that the company should determine the appropriate requirement.
E.	Term of Office
Holland votes on a case-by-case basis shareholder proposals to limit the tenure of independent directors.
F.	Director and Officer Indemnification and Liability Protection
1.	Subject to subparagraphs 2, 3, and 4 below, Holland votes for proposals concerning director and officer indemnification and liability protection.

2.	Holland votes for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3.	Holland votes against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.	Holland votes for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.
G.	Mandatory Retirement Ages
Holland votes on a case-by-case basis proposals to set mandatory retirement ages for independent directors.
(2)	Proxy Contests
A.	Voting for Director Nominees in Contested Elections
Holland votes on a case-by-case basis contested elections of directors. Factors include long-term company performance, management’s track record, qualifications of nominees and an evaluation of what each side is offering.
B.	Reimburse Proxy Solicitation Expenses
Holland votes on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.
(3)	Auditors
A.	Ratifying Auditors

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Holland votes for proposals to ratify auditors it determines are ethical, qualified and independent.
(4)	Proxy Contest Defenses
A.	Board Structure: Staggered vs. Annual Elections
1.	Except in connection with closed-end investment companies, Holland votes against proposals to classify the board.

2.	Except in connection with closed-end investment companies, Holland votes for proposals to repeal classified boards and to elect all directors annually.
B.	Shareholder Ability to Remove Directors
1.	Holland votes against proposals that provide that directors may be removed only for cause.

2.	Holland votes for proposals to restore shareholder ability to remove directors with or without cause.

3.	Holland votes against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	Holland votes for proposals that permit shareholders to elect directors to fill board vacancies.
C.	Cumulative Voting
1.	Holland votes against proposals to eliminate cumulative voting.

2.	Holland votes on proposals to permit cumulative voting on a case-by-case basis. Factors include the company’s other governance provisions including annual election of all directors and a majority of independent directors.
D.	Shareholder Ability to Call Special Meetings
1.	Holland votes against proposals to restrict or prohibit shareholder ability to call special meetings.

2.	Holland votes for proposals that remove restrictions on the right of shareholders to act independently of management.
E.	Shareholder Ability to Act by Written Consent
1.	Holland votes against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.	Holland votes for proposals to allow or make easier shareholder action by written consent.

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F.	Confidential Voting
1.	Holland votes for management and shareholder proposals that generally request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election.
(5)	Tender Offer Defenses
A.	Poison Pills
1.	Holland votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

2.	Holland votes on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

3.	Holland votes on a case-by-case basis management proposals to ratify a poison pill.
B.	Supermajority Shareholder Vote Requirement
1.	Holland votes against management proposals to require a supermajority shareholder vote.

2.	Holland votes for shareholder proposals to lower supermajority shareholder vote requirements.
C.	Bundled Proposals
1.	Holland votes on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, Holland examines the benefits and costs of the packaged items. If the combined effect is positive, Holland supports the proposals and vice versa.
(6)	Capital Structure
A.	Common Stock Authorization
1.	Holland votes on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

2.	Holland votes against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

3.	Holland votes for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue operating as a going concern is uncertain.
B.	Debt Restructuring
1.	Holland votes on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Generally, Holland approves proposals that facilitate debt restructuring.

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(7)	Executive and Director Compensation
In general, Holland votes on a case-by-case basis executive and director compensation plans. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause Holland to vote against a plan.
(8)	Mergers and Corporate Restructuring
A.	Mergers and Acquisitions
Holland votes on a case-by-case basis mergers and acquisitions. Factors include purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated and conflicts of interest.
(9)	Social and Environmental Issues
1.	In general Holland votes on a case-by-case basis shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, Holland votes for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns. In determining the vote on shareholder social and environmental proposals, Holland also analyzes the impact on the company’s share value.
The voting policy guidelines set forth in this Section III may be changed from time to time by Holland in its sole discretion.
IV. CONFLICTS OF INTEREST
Because Holland does not engage in activities other than investment management, is not part of a larger organization that engages in other lines of business and has the Fund as its only discretionary client, it is unlikely that any maternal conflicts of interest will arise. Michael Holland recognizes, however, that circumstances such as his personal relationships, may cause a conflict interest. In the event of a conflict of interest, Holland will disclose the conflict to the Board of Directors of the Fund and obtain its consent before voting.
Holland shall maintain such records as are necessary to allow the Fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, Holland may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
Holland will disclose and review these policies and procedures to the Board of Directors of the Fund on a periodic basis.
V. RECORD KEEPING AND OVERSIGHT
Holland shall maintain the following records relating to proxy voting:

29

–	a copy of these policies and procedures;

–	a copy of each proxy form (as voted);

–	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

–	documentation relating to the identification and resolution of conflicts of interest;

–	any documents created by Holland that were material to a proxy voting decision or that memorialized the basis for that decision; and

–	a copy of each written request by the Board for information on how Holland voted proxies on behalf of the Fund, and a copy of any written response by Holland to any written or oral request from the Board for information on how Holland voted proxies on behalf of the Fund.
These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in Holland’s offices.

30

PART C
OTHER INFORMATION
Item 23. Exhibits:
(a)	Registrant’s Articles of Incorporation filed as Exhibit 1(a) to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.

(b)	By-Laws, filed as Exhibit 2 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.

(c)	None.

(d)	Advisory Agreement between Registrant and Holland & Company L.L.C., dated September 28, 1995, filed as Exhibit 5(a) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.

(e) (1)	Distribution Agreement between Registrant and ALPS Distributors, Inc., dated November 1, 2011 (filed herewith).

(f)	None.

(g) (1)	Custodian Agreement between Registrant and State Street Bank & Trust Company, dated June 1, 1999, filed as Exhibit 99(g)(2) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.
(2)	Amendment to Custodian Agreement between Registrant and State Street Bank & Trust Company, dated May 24, 2001, filed as Exhibit 99(g)(2) to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.
(h) (1)	Administration Agreement between Registrant and State Street Bank and Trust Company, dated June 1, 1999, filed as Exhibit 99(h)(5) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.
(2)	Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc., filed as Exhibit 99(h)(3) to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.

(3)	Assumption Agreement between Registrant and ALPS Mutual Funds Services, Inc., dated April 2, 2001, filed as Exhibit 99(h)(4) to Post-Effective Amendment No. 8 to Registrant’s Registration statement on Form N-1A and is incorporated by reference herein.

(i)	Opinion and Consent of Piper & Marbury, filed as Exhibit 10 to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.

(j) (1)	Consent of PricewaterhouseCoopers LLP, dated January 27, 2012 (filed herewith).
(2)	Power of Attorney of Directors dated January 26, 2009 filed as Exhibit 99(j)(2) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.
(k)	None.

(l)	Share Purchase Agreement between Registrant and Holland & Company L.L.C. dated September 19, 1995, filed as Exhibit 13(a) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.

(m)	None.

(n)	None.

(o)	None.

(p) (1)	Code of Ethics of Registrant dated October 19, 2006, filed as Exhibit 99(p)(1) to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.
(2)	Code of Ethics of Holland & Co. LLC, dated October 19, 2006, filed as Exhibit 99(p)(1) to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.

(3)	Code of Ethics of ALPS Mutual Funds Services, Inc., filed as Exhibit 99(p)(3) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A and is incorporated by reference herein.
24. Persons Controlled by or under Common Control with Registrant.
As of November 1, 2009, no shareholder is deemed a control person, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

25. Indemnification.
Reference is made to Article VII of Registrant’s Articles of Incorporation (Exhibit (a) filed previously), Article VI of Registrant’s By-laws, as amended (Exhibit (b) filed previously), Paragraph 14 of the Distribution Agreement between Registrant and ALPS Distributors, Inc. (Exhibit (e) filed previously), Section 14 of the Custodian Agreement between Registrant and State Street Bank and Trust Company (Exhibit (g) filed previously), Section 8 of the Administration Agreement between Registrant and State Street Bank and Trust Company (Exhibit (h)(2) filed previously), and Section 6 of the Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc. (Exhibit (h)(1) filed previously).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
26. Business and Other Connections of Investment Adviser.
Holland & Company L.L.C. (the “Investment Adviser”) is a limited liability company organized under the laws of New York State and it is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”). The Investment Adviser has not, in the past two fiscal years, served as an investment adviser to any registered investment company other than the Registrant.

The list required by this Item 26 of officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by the Investment Adviser pursuant to the Advisers Act (SEC File No. 801-49394).
27. Principal Underwriter
(a)	The sole principal underwriter for the Registrant is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other investment companies: ALPS ETF Trust, Ameristock Mutual Fund, Inc., Arbitrage Funds, AQR Funds, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell

Multi-Strategy Trust, Columbia ETF Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, The Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, Drexel Hamilton Investment Partners LLC, EGA Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, GLG Investment Series Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Milestone Funds, MTB Group of Funds, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, Tilson Investment Trust, Transparent Value Trust, db-X Exchange-Traded Funds Inc., Trust for Professional Managers, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, and WisdomTree Trust.
(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Registrant, are as follows:

Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Registrant	with Underwriter
Edmund J. Burke	None	Director

Thomas A. Carter	None	President, Director

Jeremy O. May	None	Executive Vice President, Director

Diana M. Adams	None	Senior Vice President, Controller, Treasurer

Kevin J. Ireland	None	Senior Vice President, Director of Institutional Sales

Mark R. Kiniry	None	Senior Vice President, National Sales Director-Investments

Bradley J. Swenson	None	Senior Vice President, Chief Compliance Officer

Robert J. Szydlowski	None	Senior Vice President, Chief Technology Officer

Tané T. Tyler	None	Senior Vice President, Secretary, General Counsel

Erin Douglas	None	Vice President, Senior Associate Counsel

Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Registrant	with Underwriter
JoEllen Legg	None	Vice President, Senior Associate Counsel

Paul F. Leone	None	Vice President, Assistant General Counsel

David T. Buhler	None	Vice President, Associate Counsel

Steven Price	None	Vice President, Deputy Chief Compliance Officer

James Stegall	None	Vice President, Institutional Sales Manager

*	All addresses are 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(c)	Not Applicable
28. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder will be maintained at the offices of the Investment Adviser, State Street Bank and Trust Company, ALPS Mutual Funds Services, Inc. and ALPS Distributors, Inc.

Holland & Company L.L.C. 375 Park Avenue New York, New York 10152

State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

ALPS Fund Services, Inc 1290 Broadway, Suite 1100 Denver, Colorado 80203

ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
29. Management Services.
Not applicable.
30. Undertakings.
Not applicable.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in New York City and the State of New York, on the 27th day of January 2012.

HOLLAND SERIES FUND, INC.
By:	/s/ Michael F. Holland
Michael F. Holland
President and Treasurer

     Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of January 2012.

Signature	Title

/s/ Michael F. Holland	Chairman of the Board, President and Treasurer:
Michael F. Holland	(Principal Executive Officer and Principal Financial Officer)

/s/ Desmond G. FitzGerald* Desmond G. FitzGerald	Director

/s/ Jeff C. Tarr* Jeff C. Tarr	Director

/s/ James Lee* James Lee	Director

*Attorney-in-fact:	/s/ Julie A. Tedesco Julie A. Tedesco

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

EXHIBITS
TO
FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
AND THE
INVESTMENT COMPANY ACT OF 1940

HOLLAND SERIES FUND, INC.

HOLLAND SERIES FUND, INC.
INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99(e)(1)	Distribution Agreement

99(j)(1)	Consent of Independent Registered Public Accounting Firm